VOYA MUTUAL FUNDS

Voya Global High Dividend Low Volatility Fund

(the “Fund”)

Supplement dated March 23, 2018

to the Fund’s Class A, Class I, and Class T Prospectus and Summary Prospectus

dated February 28, 2018

(each a “Prospectus” and collectively the “Prospectuses”)

On March 15, 2018, the Fund’s Board of Trustees (the “Board”) approved changes with respect to the Fund’s name, principal investment strategies, and expense limits. From May 1, 2018 through the close of business on May 2, 2018, the Fund will be in a “transition period” and the transition manager may hold a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which will be borne by the Fund’s investment adviser.

Effective on or about May 1, 2018, the Fund’s Prospectuses are revised as follows:

1.	All references to “Voya Global High Dividend Low Volatility Fund” are deleted and replaced with “Voya International High Dividend Low Volatility Fund.”

2.	Footnote 3 to the table entitled “Annual Fund Operating Expenses” of the Fund’s Prospectuses is deleted and replaced with the following:

3.	The adviser is contractually obligated to limit expenses to 0.85%, 0.60%, and 0.85% for Class A, Class I, and Class T, respectively, through March 1, 2019. Effective March 1, 2019, the adviser is contractually obligated to limit expenses to 0.90%, 065% and 0.90% for Class A, Class I, and Class T shares, respectively through March 1, 2020. The limitations do not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. These limitations are subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of these obligations requires approval by the Fund’s Board.

3.	The first paragraph in the section entitled “Principal Investment Strategies” of the Fund’s Prospectuses is deleted and replaced with the following:

The Fund invests primarily in equity securities included in the MSCI EAFE IndexSM (“Index”). Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of issuers in a number of different countries other than the United States.

4.	The sixth paragraph in the section entitled “Principal Investment Strategies” of the Fund’s Prospectuses is deleted and replaced with the following:

The Sub-Adviser uses an internally developed quantitative computer model to create a target universe of foreign securities, with above average dividend yields compared to the Index, which the Sub-Adviser believes exhibit stable and growing dividend yields within each geographic region and industry sector. The model also seeks to exclude from the target universe securities issued by companies that the Sub-Adviser believes exhibit characteristics that indicate that they are at risk of reducing or eliminating the dividends paid on their securities. Once the Sub-Adviser creates this target universe, the Sub-Adviser seeks to identify the most attractive securities within various geographic regions and sectors by ranking each security relative to other securities within its region or sector, as applicable, using proprietary fundamental sector-specific models. The Sub-Adviser then uses optimization techniques to seek to achieve the portfolio’s target dividend yield, manage target beta, determine active weights, and neutralize region and sector exposures in order to create a portfolio that the Sub-Adviser believes will provide the potential for maximum total return consistent with maintaining lower volatility than the Index. Under certain market conditions, the Fund will likely earn a lower level of total return than it would in the absence of its strategy of maintaining a relatively lower level of volatility.

5.	The following paragraph is included in the section entitled “Performance Information” of the Fund’s Prospectuses:

The Fund’s performance prior to May 1, 2018 reflects returns achieved pursuant to different principal investment strategies.

6.	The sub-section entitled “Portfolio Management – Portfolio Managers” of the Fund’s Prospectuses, is hereby deleted in its entirety and replaced with the following:

Portfolio Managers
Vincent Costa, CFA	Steve Wetter
Portfolio Manager (since 12/16)	Portfolio Manager (since 12/16)

Kai Yee Wong	James Ying, CFA
Portfolio Manager (since 12/16)	Portfolio Manager (since 12/16)

7.	The second paragraph of the section entitled “Management of the Funds – Voya Investment Management Co LLC – Voya Global High Dividend Low Volatility Fund” is deleted and replaced with the following:

Vincent Costa, CFA, Portfolio Manager, also serves as Head of the global equities team and a portfolio manager for the U.S. and Global active quantitative strategies and the U.S. large cap value portfolios. Mr. Costa joined Voya IM in April 2006 as head of portfolio management for quantitative equity. Prior to joining Voya IM, Mr. Costa managed quantitative equity investments at both Merrill Lynch Investment Management and Bankers Trust Company.

8.	The fifth paragraph of the section entitled “Management of the Funds – Voya Investment Management Co LLC – Voya Global High Dividend Low Volatility Fund” is deleted and replaced with the following:

James Ying, CFA, Portfolio Manager, is responsible for the portfolio management of the U.S. and Global active quantitative strategies. Mr. Ying joined Voya IM in 2011. Prior to joining Voya IM, Mr. Ying was a quantitative analyst with Piedmont Investment Advisors from 2009 to 2011, Numeric Investors from 2006 to 2009, and Goldman Sachs Asset Management from 200 to 2006.

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VOYA MUTUAL FUNDS

Voya Global High Dividend Low Volatility Fund

(the “Fund”)

Supplement dated March 23, 2018

to the Fund’s Class A, Class I, and Class T Statement of

Additional Information (the ‘SAI”) dated February 28, 2018

On March 15, 2018, the Fund’s Board of Trustees (the “Board”) approved changes with respect to the Fund’s name, principal investment strategies, and expense limits.

Effective on or about May 1, 2018, the Fund’s SAI is revised as follows:

1.	All references to “Voya Global High Dividend Low Volatility Fund” are deleted and replaced with “Voya International High Dividend Low Volatility Fund.”

2.	The table in the sub-section entitled “History of the Trust – Fund Name Changes During the Past Ten Years” of the Fund’s SAI is hereby amended to include the following:

Name	Former Name	Date of Change
Voya International High Dividend Low Volatility Fund	Voya Global High Dividend Low Volatility Fund	May 1, 2018

3. The information in the table in the sub-section entitled “Portfolio Management – Compensation” regarding Voya Global High Dividend Low Volatility Fund is deleted and replaced with the following:

Fund	Portfolio Manager	Benchmark
Voya International High Dividend Low Volatility Fund	Vincent Costa, CFA, Steve Wetter, Kai Yee Wong, and James Ying, CFA	MSCI EAFE IndexSM

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